EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 16, 2004                        /s/ Ralph B. Andy
                                                Ralph B. Andy
                                                Director




                                                            EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 16, 2004                          /s/ Lloyd E. Campbell
                                                  Lloyd E. Campbell
                                                  Director


                                                            EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 16, 2004                      /s/  Calvin O'Connor
                                                  Calvin O'Connor
                                                  Director

                                                            EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries the for fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 16, 2004                      /s/  Jackson W. Robinson
                                                  Jackson W. Robinson
                                                  Director
                                                            EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 16, 2004                      /s/  Richard B. Scherrer
                                                  Richard B. Scherrer
                                                  Director

                                                            EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 16, 2004                      /s/  Craig A. Wolfanger
                                                  Craig A. Wolfanger
                                                  Director



                                                            EXHIBIT 24




                      SPARTECH CORPORATION AND SUBSIDIARIES
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 1, 2003, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 16, 2004                      /s/  Walter J. Klein
                                                  Walter J. Klein
                                                  Director